Exhibit 10.30

FOURTH AMENDMENT
TO THE
ALBEMARLE CORPORATION
EXECUTIVE DEFERRED COMPENSATION PLAN
In accordance with Section 12.1 of the Albemarle Corporation Executive Deferred Compensation Plan, as Amended and Restated Effective January 1, 2013 (the "Plan"), the Plan is hereby amended as follows:
1.Effective January 1, 2016, Section 2.5 of the Plan is amended in its entirety to read as follows:
"2.5    Bonus(es) for purposes of the Plan shall mean the following:

(a)
Awards made under the Company's Annual Incentive Plan and the Global Bonus Plan, and amounts paid under the Sales Incentive Plan. Except as provided in paragraphs (b) and (c) hereof, Bonuses shall not include any other award-type payment allowances including, but not limited to, Signing or Retention Bonuses or Special Recognition Awards, unless otherwise specified by the Company.

(b)	For purposes of determining Employer allocations under Sections 4.2(a)(i)(A) and 4.2(b)(i)(A) of this Plan, Bonuses shall also include awards made under the following programs:

•	Chemetall Incentive Compensation Plan;

•	RSM Metalworking Bonus Plan;

•	Chemetall Incentive Plan Regional Sales Manager;

•	Salaried Technical Sales Manager Compensation Plan;

•	Safety Bonus Program;

•	Rockwood Lithium Inc. Corporate Bonus Plan;

•	Rockwood Lithium Inc. Salaried Location Bonus Plan;

•	Rockwood Lithium Inc. Non-Represented Hourly Location Bonus Plan;

•	Rockwood Lithium New Johnsonville Facility Bonus Plan; and

•	Commissions paid under the Commissioned Technical Sales Manager Compensation Plan.

•	Amended and Restated 2009 Rockwood Holdings, Inc. Short-Term Incentive Plan.

(c)	For purposes of Sections 4.1(a), 4.2(a)(i)(B), and 4.2(b)(i)(B) of this Plan, Bonuses shall also include awards made under the following programs:

•	Chemetall Incentive Compensation Plan;

•	RSM Metalworking Bonus Plan;

•	Chemetall Incentive Plan Regional Sales Manager; and

•	Rockwood Lithium Inc. Corporate Bonus Plan."
2.The provisions of this Fourth Amendment shall be effective as of January 1, 2016.
IN WITNESS WHEREOF, the Corporation by its duly authorized officer has caused these presents to be signed this 17th day of December, 2015.
ALBEMARLE CORPORATION

By:	/s/ Susan M. Kelliher